UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2450 Broadway, 6th Floor
Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Members of senior management of Colony Financial, Inc. (the “Company”) will be participating and/or presenting at the following investor conferences between May 3, 2010 and June 3, 2010:

•

On May 3, 2010, Darren Tangen, the Company’s Chief Financial Officer, is scheduled to participate in a panel discussion titled “Commercial Mortgage REITs: From Crisis Comes Opportunity” at the RBC Capital Markets Financial Institutions Conference at 6:30 a.m. PT / 9:30 p.m. ET, at The Four Seasons Hotel Boston. The panel discussion will be webcast live and archived for 180 days in the Investor Relations section of the Company’s website at www.colonyfinancial.com. During the conference, Mr. Tangen will be meeting with investors, during which time he will be using the presentation materials discussed below;

•

On May 10, 2010, Kevin Traenkle, the Company’s Chief Investment Officer, is scheduled to present at The Ninth Annual JMP Securities Research Conference at 1:30 p.m. PT / 4:30 p.m. ET, at The Ritz-Carlton, San Francisco. The presentation will be webcast live and archived for 90 days in the Investor Relations section of the Company’s website; and

•

On June 3, 2010, Richard Saltzman, the Company’s Chief Executive Officer and President, is scheduled to present at the Keefe, Bruyette & Woods 2010 Diversified Financials Conference at 12:35 p.m. PT / 3:35 p.m. ET, at The St. Regis Hotel, New York. The presentation will be webcast live and archived for 30 days in the Investor Relations section of the Company’s website.

A copy of the presentation materials to be used by Messrs. Tangen, Traenkle and Saltzman are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein solely for purposes of this Item 7.01 disclosure. These materials will also be available on the Investor Relations section of the Company’s website.

In accordance with general instruction B.2 to Form 8-K, the information contained in this Current Report, including Exhibit 99.1 attached hereto, is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation materials of Darren Tangen, Kevin Traenkle and Richard Saltzman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2010	COLONY FINANCIAL, INC.

	By:	/S/ DARREN J. TANGEN
Darren J. Tangen
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials of Darren Tangen, Kevin Traenkle and Richard Saltzman.

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